EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of EMPS Corporation, on Form 10-KSB for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Mirgali Kunayev, Chief Executive Officer and Laird Garrard, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of section 13
                  (a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: April 15, 2003                /s/ Mirgali Kunayev
                                    --------------------------------------------
                                    Mirgali Kunayev, Principal Executive Officer



Date:    April 15, 2003             /s/ Laird Garrard
                                    --------------------------------------------
                                    Laird Garrard, Principal Financial Officer